Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. Second Quarter 2023 Financial Results and Business Update August 7 , 2023 © 2023 Theravance Biopharma. All rights reserved.

Forward-Looking Statements

This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the "Company") intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Examples of such statements include statements relating to: the Company's repurchase of its ordinary shares by way of an open market share repurchase program, the impact of recent headcount reductions in connection with focusing investments in research, the Company's governance policies and plans, the Company's expectations regarding its allocation of resources and maintenance of expenditures, the Company's goals, designs, strategies, plans and objectives, future YUPELRI sales, the ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, and contingent payments due to the Company from the sale of the Company's TRELEGY ELLIPTA royalty interests to Royalty Pharma. These statements are based on the current estimates and assumptions of the management of the Company as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company's product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company's recent restructuring actions on its employees, partners and others, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company's shares, and general economic and market conditions.

Other risks affecting the Company are in the Company's Form 10-Q filed with the SEC on May 10, 2023, and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

Theravance Biopharma provides a non-GAAP profitability target and a non-GAAP metric in this presentation. Theravance Biopharma believes that the non-GAAP profitability target and non-GAAP net loss from operations provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position. Because non-GAAP financial targets and metrics, such as non-GAAP profitability and non-GAAP net loss from operations, are not standardized, it may not be possible to compare these measures with other companies' non-GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma's non-GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the company's actual GAAP results and other targets.

Theravance Biopharma
Medicines That Make a Difference
2

Introduction and Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer Agenda 3

Strategic Objectives Focused on Value Creation 4 1. Non - GAAP profit is expected to consist of GAAP income before taxes less share - based compensation expense and non - cash interes t expense. See the section titled "Non - GAAP Financial Measures” on Slide 2 for more information. MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension ; PIFR, peak inspiratory flow rate. Financial ‣ Complete expanded $325M Capital Return by end of 2023 ‣ Achieve non - GAAP 1 profitability through continued YUPELRI growth and expense management ‣ Drive Phase 3 CYPRESS trial to completion in MSA patients with symptomatic nOH ‣ Position ampreloxetine for regulatory and commercial success Ampreloxetine ‣ Continue YUPELRI Net Sales growth by executing on targeted strategies to capture sizeable niche market ‣ Capitalize on PIFR - 2 study results, if successful

2023 Progress

YUPELRI (revefenacin inhalation solution)

- **Total YUPELRI reported net sales reach $55.0M up 12% Y/Y**[1]
- **Robust retail script growth and market share gains**
- **PIFR-2 enrollment nearing completion;** top-line data in late Q4'23, with disclosure anticipated in Jan'24

Ampreloxetine

- **Continuing Phase 3 CYPRESS trial enrollment and site initiations**
- **Received orphan drug designation** in Q2'23
- **Build awareness within medical community**: Submitted abstracts for 2H'23 medical conferences

Financial

- **Capital Return Program On track** for 2023 completion; $80.5M completed Q2, with $61.2M remaining
- **Remain on track to generate Non-GAAP**[2] **Profit** in 2H'23, subject to YUPELRI growth
- **$50M potential TRELEGY milestone:** $760M Net Sales in Q2'23 (+29% Y/Y); $1.33B YTD[3]

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma).
2. Non-GAAP profit is expected to consist of GAAP income before taxes less share-based compensation expense and non-cash interest expense. See the section titled "Non-GAAP Financial Measures" on Slide 2 for more information. 3. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in royalty payments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion.
PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
5

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share)

107,790 113,220 137,760 159,720 156,180 K 20 K 40 K 60 K 80 K 100 K 120 K 140 K 160 K 180 K Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 $49.1 $53.4 $55.7 $47.0 $55.0 0 10 20 30 40 50 60 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 YUPELRI ® | Growing Net Sales and Hospital Volume 7 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2. Final period figures subject to revision upon finalization. Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 6/30/2023. YUPELRI Hospital Doses Hospital doses sold increased 45% Q2’23 vs. Q2’22 2 Total YUPELRI Net Sales ($M) Net sales increased 12% Q2’23 vs. Q2’22 1 20% rolling 4 - quarter growth through Q2’23 50% rolling 4 - quarter growth through Q2’23 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance Biopharma). 2. Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 6/30/2023. Preliminary data subject to revision upon receipt of final data.

YUPELRI ® Hospital and Community Share Trends 8 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 6/30/2023. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through May’23. 6.6% 7.6% 7.6% 8.6% 9.5% 10.7% 11.3% 11.6% 13.3% 12.5% 14.9% 15.2% 0% 5% 10% 15% 20% 25% 30% 35% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Hospital LA - NEB Market Share* YUPELRI Hospital LA-NEB Market Share Patients continue treatment in the community setting which is inclusive of both the retail and DME channels 17.4% 18.7% 19.7% 21.4% 22.5% 23.2% 24.1% 25.3% 26.4% 27.1% 28.0% 29.0% 0% 5% 10% 15% 20% 25% 30% 35% Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Community LA - NEB Market Share † YUPELRI Community LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol, formoterol Hospital LA - NEB Market Share Community LA - NEB Market Share

9 Source: Symphony Health METYS Prescription Dashboard through 6/30/2023.  9.7% 6.8% - 2.0% 10.2% 4.9% 4.1% 6.9% 7.8% K 5 K 10 K 15 K 20 K 25 K 30 K 2021-Q2 2021-Q3 2021-Q4 2022-Q1 2022-Q2 2022-Q3 2022-Q4 2023-Q1 2023-Q2 YUPELRI Retail TRx YUPELRI Retail TRx YUPELRI Retail TRx  - 6.1% 9.5% 0.1% 11.0% 4.8% 12.0% 23.4% 5.6% K 1 K 2 K 3 K 4 K 5 K 2021-Q2 2021-Q3 2021-Q4 2022-Q1 2022-Q2 2022-Q3 2022-Q4 2023-Q1 2023-Q2 YUPELRI Retail New to Product Rx YUPELRI Retail New to Product Rx YUPELRI Retail New to Product Rx Axis scale differs from TRx view YUPELRI ® Retail Trends TRx and New Patient Starts Continue to Reach New Quarterly Highs Q /Q Growth

Substantial Opportunity for Further YUPELRI® Growth

Current COPD Patients on Nebulized Therapy

Long-Acting Nebulized Maintenance Patients

~200K Current Long-Acting Neb Patients

Patients Using Short-Acting Nebulized Therapy

~200K Patients Inappropriately Using Short-Acting Nebulized Treatments for Maintenance Therapy

COPD Patients Who Could Benefit from Nebulized Therapy

~1.5M Patients on Handheld-Only Maintenance Regimens who Remain Symptomatic



Dexterity Challenges
Cognitive Impairment
Suboptimal PIFR

Addressable Patient Population (U.S.)[1]

~2M Patients for Whom YUPELRI May Be Appropriate

~60K patients estimated to be on YUPELRI currently

Theravance Biopharma
Medicines That Make a Difference

1. Addressable patient population quantifies the number of patients within the intended target profile.
Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS.
COPD, chronic obstructive pulmonary disease; PIFR, peak inspiratory flow rate.

10

Development YUPELRI PIFR - 2 Top - line results anticipated Q4 ‘23 CYPRESS (ampreloxetine) Last patient enrolled anticipated H2 ‘24

YUPELRI®:
Phase 4 Randomized, Double-Blind, Parallel-Group Study (PIFR-2)


Run-in
Randomization
1:1
YUPELRI
SPIRIVA® via HH*
Results
Once-daily treatment: 12 weeks

Sample size
- N = Up to 488 GOLD 3 and 4 patients
- Top-line data in Q4'23

Endpoints
- **Primary:** Change from baseline in trough FEV_1 (Day 85)
- **Key secondary:** Trough overall treatment effect on FEV_1

Theravance Biopharma
Medicines That Make a Difference

Phase 4, Randomized, Double-Blind, Parallel-Group Study in Adults With Severe-to-Very-Severe COPD and Suboptimal Inspiratory Flow Rate.
*Dry powder inhaler (Spiriva® HandiHaler®).
COPD, chronic obstructive pulmonary disease; FEV_1, forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate.

12

PIFR - 1 Experience Informed PIFR - 2 Design Chronic Obstr Pulm Dis . 2019; 6(4): 321 – 331. Note: The ns shown are the numbers in the analysis set or subset. Evaluable ns are 90 (Tio) and 89 (Rev) for the ITT analysis an d 70 (Tio) and 70 (Rev) for the subset analysis. FEV1, forced expiratory volume in one second; ITT, intent - to - treat; LS, least squares; PIFR, peak inspiratory flow rate; REV, revefenacin ; SE, standard error; TIO, tiotropium. P = 0.4461 LS Difference (SE) = 17.0 (22.3) LS Mean Change From Baseline (mL) ITT: GOLD 2/3/4 PIFR < 60 L/min P =0.0248 LS Difference (SE) = 49.1 (21.6) GOLD 3/4 40.9 57.9 0 10 20 30 40 50 60 70 80 90 100 Trough FEV1 TIO 18 μ g (n=104) REV 175 μg (n=102) 23.2 72.3 0 10 20 30 40 50 60 70 80 90 100 Trough FEV1 TIO 18 μ g (n=81) REV 175 μg (n=80) 13

Ampreloxetine Investigational once - daily norepinephrine reuptake inhibitor For symptomatic neurogenic orthostatic hypotension (nOH) in multiple system atrophy (MSA) patients

CYPRESS:
Phase 3 randomized withdrawal (RWD) study in patients with MSA

High Probability of Technical Success



Double-blind RWD
Open-Label
Ampreloxetine 10 mg
Randomization 1:1
Ampreloxetine 10 mg
Placebo
Results
Once-daily treatment: 12 weeks
Once-daily treatment: 8 weeks
n~100
To be enrolled
n~60
Completers

CYPRESS KEYS:

- **Primary Endpoint: Change in OHSA Composite Score**
  - **Reduces Variability vs. Individual Symptom Score**
  - **Informed by Study 0170 Result**
- **Optimized Duration of Open-Label and RWD Periods**
- **Aligned with FDA**

Theravance Biopharma
Medicines That Make a Difference

Enrichment Strategies for Clinical Trials to Support Determination of Effectiveness of Human Drugs and Biological Products Guidance for Industry
https://www.fda.gov/media/121320/download
MSA, multiple system atrophy; OHSA, Orthostatic Hypotension Symptom Assessment; RWD, randomized withdrawal design.

15

Symptoms of nOH in MSA: Significant Unmet Need

MSA Prevalence	Prevalence of nOH in MSA Patients	Addressable Patient Population
~50K MSA patients in U.S.[1] (considered orphan disease)	**70%-90%** of MSA patients experience **nOH** symptoms[2]	**35K – 45K** MSA patients with nOH symptoms

Current Treatment Landscape / Unique Treatment Profile

	Droxidopa[3]	Midodrine[4]	Ampreloxetine
Indication	Dizziness/lightheadedness due to nOH	Symptomatic OH	Symptomatic nOH associated with **MSA**
Efficacy / Durability	Dizziness/lightheadedness only; efficacy not proven beyond 2 weeks	Surrogate: systolic blood pressure increase 1 min after standing	**OHSA composite**; clinically meaningful and durable response **>20 weeks**
Dosing	3x daily, titrated	3x daily	**Once-daily**
Safety	**Black box warning** for supine hypertension		**No signal for supine hypertension**

Theravance Biopharma
Medicines That Make a Difference

Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file.
1. UCSD Neurological Institute (25K-75K, with ~10K new cases per year); NIH National Institute of Neurological Disorders and Stroke (15K-50K). 2. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 4. ProAmatine® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment.

16

Ampreloxetine's Potential for MSA Patients:
Highly Differentiated Therapy Delivering Significant Market Expansion

Competitive Analysis:

- No approved therapy has demonstrated a durable effect on nOH symptoms[1,2]
- In about half of patients with nOH, supine hypertension complicates management[3]
- Many MSA patients remain inadequately managed for nOH symptoms, despite available therapies[4]
- Long-term adherence remains low, despite genericization of approved treatments[4,5]

Ampreloxetine Should:

- Achieve market leadership as the only treatment proven to deliver durable nOH symptom improvement in MSA patients as measured by OSHA Composite
- Deliver considerable quality of life improvements to patients and caregivers
- Improve rates of compliance and persistence within the treated population
- Significantly expand the percentage of MSA patients treated for nOH symptoms

Theravance Biopharma
Medicines That Make a Difference

1. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 2. ProAmatine® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017.
3. Low, AJMC, 2015. 4. 2022 MAT Rapid Payer Response KOL and High-Volume Prescriber Research. 5. Kymes, Autonomic Neuroscience: Basic and Clinical, 2020.

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment.

17

Financial Update

Second Quarter 2023 Financials

($, in thousands)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
	(Unaudited)		(Unaudited)	
Revenue:				
Viatris collaboration agreement	$ 13,743	$ 10,878	$ 24,154	$ 21,565
Collaboration revenue	6	172	12	181
Licensing revenue	-	-	-	2,500
Total revenue	13,749	11,050	24,166	24,246
Costs and expenses:				
Research and development (1)	9,425	14,924	23,997	38,177
Selling, general and administrative (1)	19,278	16,222	38,461	34,064
Restructuring and related expenses (1)	1,169	3,005	2,743	12,329
Total costs and expenses	29,872	34,151	65,201	84,570
Loss from continuing operations (before tax and other income & expense)	**$ (16,123)**	**$ (23,101)**	**$ (41,035)**	**$ (60,324)**
Income from discontinued operations (before tax)	**-**	**14,602**	**-**	**28,915**
Share-based compensation expense:				
Research and development	1,855	2,909	4,296	7,439
Selling, general and administrative	4,409	5,030	8,632	10,528
Restructuring and related expenses	-	1,770	357	6,287
Total share-based compensation expense	6,264	9,709	13,285	24,254
Operating expense excl. share-based compensation and one-time expenses:				
R&D operating expense (excl. share-based comp and restructuring exp.)	7,570	12,015	19,701	30,738
SG&A operating expense (excl. share-based comp and restructuring exp.)	14,869	11,192	29,829	23,536
Total operating expenses excl. share-based compensation and one-time expenses	**$ 22,439**	**$ 23,207**	**$ 49,530**	**$ 54,274**
Non-GAAP net loss from continuing operations (2)	**$ (7,355)**	**$ (13,089)**	**$ (22,267)**	**$ (38,279)**

1. Amounts include share-based compensation.
2. Non-GAAP net loss from continuing operations consists of GAAP net loss before taxes excluding share-based compensation expense and non-cash interest expense; see reconciliation on Slide 20 and the section titled "Non-GAAP Financial Measures" on Slide 2 for more information.

Theravance Biopharma
Medicines That Make a Difference
19

Second Quarter 2023 Financials (Cont’d) 20 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss from Continuing Operations $ (15,645) $ (22,793) $ (37,733) $ (63,052) Adjustments: Share-based compensation expense 6,264 9,709 13,285 24,254 Non-cash interest expense 568 - 1,118 - Income tax expense (benefit) 1,458 (5) 1,063 519 Non-GAAP Net Loss from Continuing Operations $ (7,355) $ (13,089) $ (22,267) $ (38,279) (Unaudited) Reconciliation of GAAP to Non-GAAP Net Loss from Continuing Operations (In thousands) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 (Unaudited)

Q2 2023 Financial Highlights

Significant Capital Returns from a Position of Strength

Metric	Q2 '23 (M)	Q2 '22 (M)	Note
VIATRIS Collaboration Revenue	$13.7	$10.9	
SG&A and R&D Expense, ex-SBC & One-time Items	$22.4	$23.2	
Share-Based Compensation	$6.3	$7.9	• Excluding restructuring expenses in Q3'22
Non-GAAP Loss from Continuing Operations[1]	($7.4)	($13.1)	• ~($6.2M) in Q2'23, excluding non-cash impairment charge related to sale of lab equipment
Cash and Cash Equivalents[2] (as of quarter-end)	$167.5	$132.9	• >$80M of share buybacks in Q2'23
Debt (as of quarter-end)	$0.0	$624.7	
Shares Outstanding (as of quarter-end)	53.7	76.4	• ~7.3M shares repurchased in Q2'23

Theravance Biopharma
Medicines That Make a Difference

1. Non-GAAP loss from continuing operations consists of GAAP loss before taxes excluding share-based compensation expense and non-cash interest expense; see reconciliation on Slide 20 and the section titled "Non-GAAP Financial Measures" on Slide 2 for more information.
2. Cash, cash equivalents and marketable securities.
SBC, Share-Based Compensation.

21

2023 Financial Guidance Expected to Generate Non - GAAP 1 Profit in 2H 2023 22 1. Non - GAAP profit is expected to consist of GAAP income before taxes less share - based compensation expense and non - cash interes t expense; see the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. • 2023 OPEX Guidance Range: • R&D: $35M - $45M • SG&A: $45M - $55M • Guidance Excludes: • Non - cash share - based compensation • Non - recurring costs: • Incurred $1.6M in Q1’23 associated with headcount reduction, $1.2M in Q2’23 associated with lab equipment sale • No further severance and termination costs expected • Share - Based Compensation: • Expected to decline materially in 2023 vs. 2022 • Q2’23 down 21% Y/Y, excluding restructuring costs, and 35%, including restructuring

$325 Million Capital Return Program

On Track to Complete Program by Year-End

Complete ($95M)

✓ ~$95M: Purchased GSK's equity stake in Theravance (Sep'22) and completed Dutch auction tender offer (Nov'22)

Open Market Share Buybacks Complete ($169M)

✓ >$80M completed in Q2 2023

~$264M completed overall; ~$61M remaining in capital return program

Theravance Biopharma
Medicines That Make a Difference
23

Q2’23 Net Sales of $760 M |YTD Net Sales of $1.33B 4 Outer - Year Royalties 3 return in 2029: TRELEGY ELLIPTA Milestones and Royalties GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy 24 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 10 0% of TRELEGY ELLIPTA royalties. 3. 85 % of TRELEGY ELLIPTA royalties return to Theravance Biopharma beginning July 1, ್ 2029 ್ for sales ex - U.S., and January 1, ್ 2031 ್ for sales within the U.S.; U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. 4. Source: GSK - reported Net Sales in USD. FF, Fluticasone Furoate; UMEC, Umeclidinium; VI, Vilanterol. Mid - Term Value Long - Term Value • Ex - US royalties return Jul. 1, ௗ 2029 • US royalties return after Jan. 1, ௗ 2031 • Paid directly from Roy alty Pharma Up to $250M of Sales - based milestones 1,2 between 2023 – 2026: GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

Theravance Biopharma: Positioned for Value Creation MSA, multiple system atrophy; nOH , neurogenic orthostatic hypotension. Ampreloxetine for nOH new era in treating MSA symptoms Substantial opportunity for further growth Potential to offer a unique, first in class treatment benefit Retained future value of TRELEGY in milestones and certain outer year royalties Retained Value Positioned to create value from a foundation of financial strength Three distinct drivers of value over the near, mid, and long - term 25

Rick E Winningham Chairman and Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda F. Farnum Senior Vice President, Chief Business Officer Richard A. Graham Senior Vice President, Research and Development Q&A Session

YUPELRI ® ( revefenacin ) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . 27 OATP, organic anion transporting polypeptide.

About YUPELRI® (revefenacin) Inhalation Solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

28

Appendix

Patent Protection Into Late 2030s 30 COPD, Chronic obstructive pulmonary disease ; nOH, neurogenic orthostatic hypotension; PTE, patent term extensions. Compound Invention Granted / Pending Application Estimated Patent Expiry YUPELRI ® / revefenacin Composition of Matter Granted US 2028 (once PTE awarded) Polymorph Granted US 2030 - 2031 Method for the maintenance treatment of COPD patients Granted US 2039 Ampreloxetine Composition of Matter Granted US 2030 (plus PTE of up to 5 years) Method of Treating nOH Granted US 2037

31 Viatris Collaboration Agreement Revenue Theravance Entitled to Share of US profits (65% to Viatris; 35% to Theravance) 1. Any reimbursement from Viatris attributed to the 65% cost - sharing of our R&D expenses is characterized as a reduction of R&D expense. 2. Amount included as a receivable on the balance sheet as “Receivables from collaborative arrangements.” Viatris Collaboration Agreement Revenue Cash amount receivable from Viatris 1,2 Payment of shared Viatris expenses (35%) Reimbursement of shared Theravance expenses (65%) 35% of YUPELRI ® Net Sales Collaboration Revenue, in any given period can fluctuate by the absolute and relative expenses incurred by Viatris and Theravance, in addition to the Net Sales generated in the period

TRELEGY ELLIPTA Theravance Biopharma and Royalty Pharma Deal Summary • Upfront: $1.1B (Received) • Milestones: Up to $250M 32 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. Ampreloxetine (Unsecured Royalty) • Outer Year Royalty (“OYR”): 85% of royalties for TRELEGY ELLIPTA return to Theravance Biopharma: – On and after January 1, ௗ 2031 ௗ for U.S. sales 3 – On and after July 1, ௗ 2029 ௗ for ex - U.S. sales 3 • Upfront payment: $25M (Received) • 1st Regulatory approval milestone: $15M – Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain • Future royalties paid to Royalty Pharma: – 2.5% on annual global net sales up to $500M – 4.5% on annual global net sales > $500M

Offering Hope to MSA Patients with Symptomatic nOH

AMERICAN AUTONOMIC SOCIETY

33rd International Symposium on the Autonomic Nervous System
November 2–5, 2022: Sheraton Maui, Hawaii

Platform Presentations, Session 1, November 2, 2022

Biaggioni I, et al. Abstract 34 / Virtual Poster 106
A phase 3, 22-week, multi-center, randomized withdrawal study of ampreloxetine in treating symptomatic nOH

Kaufmann H, et al. Abstract 33 / Virtual Poster 117
Blood pressure and pharmacodynamic response of ampreloxetine, a norepinephrine reuptake inhibitor, in patients with symptomatic nOH

Freeman R, et al. Abstract 30 / Virtual Poster 4
Longitudinal analysis of ampreloxetine for the treatment of symptomatic nOH in subset of patients with MSA

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

Theravance Biopharma
Medicines That Make a Difference
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Shift Toward Broad Symptomatic Improvement for MSA Patients

"Old" Ampreloxetine Program


PD
PAF
MSA

"Dizziness" based indication for short-term effectiveness


Study 0169: 4 weeks
Randomized, double-blind, placebo controlled, parallel group
All patients who complete 0169 may enroll into 0170
+ de novo
SEQUOIA
Study 0170*: 22 weeks
Randomized 16-week open label, 6-week randomized, double-blind, placebo-controlled withdrawal
All patients who complete 0170 may enroll into 0171
REDWOOD

"New" MSA-focused Ampreloxetine Program


CYPRESS
An ampreloxetine study for nOH in MSA patients

MSA

In study 0170, ampreloxetine **prevented blood pressure drop and symptoms worsening in MSA**[1]

Support from the scientific and medical community with 3 scientific presentations presented at the American Autonomic Society meeting[2]

Aligned with FDA on new Phase 3 study for approval with OHSA composite as primary endpoint

Constellation of symptoms-based indication


Study 0170 OHQ Questionnaire Scores
LS Mean (95% CI)
OHSA
Symptom composite score -1.6 (-2.7, -0.5)
Dizziness -1.5 (-3.2, 0.2)
Vision -1.7 (-3.2, -0.3)
Weakness -0.7 (-2.3, 0.9)
Fatigue -1.5 (-3.1, 0.1)
Trouble concentrating -1.8 (-3.3, -0.4)
Head/neck discomfort -2.2 (-3.7, -0.7)
OHDAS
Daily activities composite score -0.8 (-2.1, 0.4)
Standing short time -2.0 (-3.6, -0.4)
Standing long time -0.3 (-1.8, 1.2)
Walking short time -0.7 (-2.4, 1.0)
Walking long time 0.4 (-1.2, 2.1)
OHQ composite score -1.2 (-2.3, -0.2)
-4
-2
0
2
4
Favors ampreloxetine
Favors placebo

Durable effectiveness


OHSA Composite Score Mean (95% CI)
0169
4-week
double-blind
0170
16-week
open label period
0170
6-week
RW period
Placebo
Ampreloxetine
Ampreloxetine OL
Week
BL
Placebo, n= 33 33 33 31 31 20 19 20 18
Ampreloxetine, n= 34 33 33 33 32 64 60 51 44 42 20 17 19 20

1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170.
2. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.

MSA, Multiple System Atrophy; nOH, neurogenic orthostatic hypotension; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment; PAF, Pure Autonomic Failure; PD, Parkinson's Disease.

Theravance Biopharma
Medicines That Make a Difference
34

2022: A Year of Transformation

YUPELRI® revefenacin inhalation solution

- **Three consecutive quarters** of all-time high Net Sales and Profit in Q2-Q4
- **Continued community market share growth** every quarter since launch
- **53% Y/Y growth in hospital volume**, a key driver of overall brand performance[1]
- **Initiated** PIFR-2 study

Ampreloxetine

- In study 0170, **prevented blood pressure drop and symptoms worsening in MSA**[2]
- **Aligned with FDA on new Phase 3 study for NDA filing** with OHSA composite score as primary endpoint
- **Three scientific platform presentations** at American Autonomic Society meeting[3]
- **Secured up to $40 million** from Royalty Pharma for funding ampreloxetine development; $25M to fund majority of new P3 study

Financial

- **Sold TRELEGY ELLIPTA royalty interests for $1.1B upfront**, while retaining value through milestones and certain outer-year royalties
- **Eliminated all debt, ~$650 million**
- **Completed financial restructuring**
- **Initiated $250 million capital return program**, of which ~62% was completed as of February 27, 2023

1. Year-to-date through Q4'22; 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170; 3. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.
MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
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